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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  July 31, 2001
                Date of Report (Date of earliest event reported)

                                PMC-SIERRA, INC.
             (Exact name of Registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

                0-19084                             94-2925073
          (Commission File No.)        (IRS Employer Identification Number)

                               3975 Freedom Circle
                              Santa Clara, CA 95054
                    (Address of Principal Executive Offices)

                                 (408) 369-1176
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

On July 31, 2001, PMC-Sierra, Inc., a Delaware corporation, announced that it intends to offer, subject to market and other conditions, up to $225 million of convertible subordinated notes (plus an additional amount of up to $50 million) to qualified institutional buyers in a private placement. A copy of the press release is attached as Exhibit 99.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

            (c) Exhibits.

            Exhibit 99 PMC-Sierra, Inc. Press Release issued July 31, 2001.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PMC-SIERRA, INC.
                                (Registrant)


Dated:  July 31, 2001           By: /S/ John W. Sullivan
                                    ---------------------------------------
                                    John W. Sullivan
                                    Vice President and Chief Financial Officer






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                             INDEX TO EXHIBITS

Exhibit Number                  Description
--------------     ----------------------------------------------------
     99            PMC-Sierra, Inc. Press Release issued July 31, 2001.